News Release

Mastercard Updates Third-Quarter 2020 Operating Metrics

Purchase, N.Y. - September 8, 2020 - Mastercard today is updating its operating metrics through the week ending August 28. We continue to monitor the impact of the pandemic and related actions being taken by governments as it relates to border restrictions, social distancing measures and business operations, and the resultant impact on spending levels. With these latest metrics, we are seeing continued modest improvements and believe that most markets are in the Normalization phase domestically.* The Normalization phase occurs when social distancing and mobility limitations are relaxed and spending begins to gradually recover, with some sectors recovering faster than others.

The table below shows weekly growth trends of certain operating metrics versus the comparable year ago period.

				*NEW*

	Week ending July 21	Week ending July 28	Week ending August 7	Week ending August 14	Week ending August 21	Week ending August 28
Switched Volume [1]	1%	2%	2%	2%	2%	3%
United States	5%	5%	5%	5%	4%	4%
Worldwide less United States	(3)%	(1)%	(1)%	—%	—%	1%

Switched Transactions [2]	3%	3%	5%	5%	5%	5%

Cross-Border Volume [1]	(40)%	(38)%	(35)%	(37)%	(36)%	(35)%
Intra-Europe	(27)%	(23)%	(21)%	(23)%	(22)%	(21)%
Other Cross-Border	(52)%	(52)%	(49)%	(51)%	(50)%	(48)%

[1] Mastercard-branded programs only; on a local currency basis
[2] Total number of transactions switched by Mastercard

Additional commentary:

•	Growth in Switched Volume has shown modest improvement through July and August.

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We continue to see some improvement in card present growth rates, in part due to further relaxation of social distancing measures in several markets, partially offset by the expiration of elevated unemployment benefits in the United States. In particular, we are seeing continued improvement in travel and entertainment related categories such as lodging, restaurants, auto rental and gas. Card not present growth rates remain healthy.

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Our Switched Volume growth rates excluding travel and entertainment are now similar to what we saw before the pandemic in Q4 2019, thereby highlighting the impact of the pandemic on the travel and entertainment sector.

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From a geographic perspective, all regions outside the United States have improved from July to August. There are now countries showing positive year-over-year growth rates in each region, including Brazil, United Arab Emirates and South Africa in addition to countries we’ve named in the past.

•	Switched Transactions trends are similar to what we are seeing in Switched Volume, including increased growth in transactions outside the United States.
*On the April 29, 2020 earnings call, the company introduced a four-phase structure for monitoring spending levels related to the COVID-19 pandemic - Containment, Stabilization, Normalization and Growth.

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Cross-Border Volume growth has shown modest improvement since early July with improvement in each region. Intra-Europe travel growth continues to outpace other cross-border volumes, as border restrictions have been eased in Europe in advance of other locations.

The graph below shows Cross-Border Volume growth trends versus the comparable year ago period.

Additional commentary on Cross-Border Volume:

•	Card present growth (orange line) continues to show gradual improvement, particularly in travel and entertainment related categories such as lodging and restaurants.

•	Card not present growth (yellow line) has been more resilient than card present growth over the last several months.

◦	We continue to see strong growth in card not present volumes, excluding online travel related spend (green line).

◦	Online travel related spend, which accounted for roughly a third of card not present cross-border volume in 2019, remains low.

Forward-Looking Statements
This press release contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. When used in this press release, the words “believe”, “expect”, “could”, “may”, “would”, “will”, “trend” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements that relate to Mastercard’s future prospects, developments and business strategies. We caution you to not place undue reliance on these forward-looking statements, as they speak only as of the date they are made. Except for the company’s ongoing obligations under the U.S. federal securities laws, the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events.
Many factors and uncertainties relating to our operations and business environment, all of which are difficult to predict and many of which are outside of our control, influence whether any forward-looking statements can or will be achieved. Any one of those factors could cause our actual results to differ materially from those expressed or implied in writing in any forward-looking statements made by Mastercard or on its behalf, including, but not limited to, the following factors:

•	the impact of the coronavirus (COVID-19) outbreak and measures taken in response to the outbreak

•	regulation directly related to the payments industry (including regulatory, legislative and litigation activity with respect to interchange rates and surcharging)

•	the impact of preferential or protective government actions

•	regulation of privacy, data, security and the digital economy

•
regulation that directly or indirectly applies to us based on our participation in the global payments industry (including anti-money laundering, counter financing of terrorism, economic sanctions and anti- corruption; account-based payment systems and issuer practice regulation)

•	the impact of changes in tax laws, as well as regulations and interpretations of such laws or challenges to our tax positions

•	potential or incurred liability and limitations on business related to any litigation or litigation settlements

•	the impact of competition in the global payments industry (including disintermediation and pricing pressure)

•	the challenges relating to rapid technological developments and changes

•	the challenges relating to operating real-time account-based payment system and to working with new customers and end users

•	the impact of information security incidents, account data breaches or service disruptions

•
issues related to our relationships with our financial institution customers (including loss of substantial business from significant customers, competitor relationships with our customers and banking industry consolidation), merchants and governments

•	exposure to loss or illiquidity due to our role as guarantor and other contractual obligations

•	the impact of global economic, political, financial and societal events and conditions, including adverse currency fluctuations and foreign exchange controls

•	reputational impact, including impact related to brand perception and lack of visibility of our brands in products and services

•	the inability to attract, hire and retain a highly qualified and diverse workforce, or maintain our corporate culture

•	issues related to acquisition integration, strategic investments and entry into new businesses

•	issues related to our Class A common stock and corporate governance structure
For additional information on these and other factors that could cause the company’s actual results to differ materially from expected results, please see the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent reports on Forms 10-Q and 8-K.

About Mastercard Incorporated (NYSE: MA), www.mastercard.com

Mastercard is a global technology company in the payments industry. Our mission is to connect and power an inclusive, digital economy that benefits everyone, everywhere by making transactions safe, simple, smart and accessible. Using secure data and networks, partnerships and passion, our innovations and solutions help individuals, financial institutions, governments and businesses realize their greatest potential. Our decency quotient, or DQ, drives our culture and everything we do inside and outside of our company. With connections across more than 210 countries and territories, we are building a sustainable world that unlocks priceless possibilities for all.

Contacts:

Investor Relations: Warren Kneeshaw or Gina Accordino, investor.relations@mastercard.com, 914-249-4565
Communications: Seth Eisen, seth.eisen@mastercard.com, 914-249-3153

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